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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                    Date of Report:            May 29, 1998
                                   ---------------------------------
                                   (Date of earliest event reported)



                      ASSOCIATED ESTATES REALTY CORPORATION
             (Exact name of registrant as specified in its charter)

          OHIO                       1-12486                             34-1747603
 ------------------------   ------------------------       ---------------------------------
 (State of Incorporation)   (Commission File Number)       (IRS Employer Identification No.)



           5025 Swetland Court, Richmond Heights, Ohio              44143-1467
      -----------------------------------------------------         ----------
             (Address of Principal Executive Officer)               (Zip Code)


                                 (216) 261-5000
              ----------------------------------------------------
              (Registrant's telephone number, including Area Code)


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Item 5.  This Form 8-K is being filed to file certain material contracts with the Securities and Exchange Commission.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         EXHIBITS

         10.1 Form of Purchase Agreement between Associated Estates Realty Corporation and the MIG Residential REIT, Inc. subsidiaries

         10.2 Contribution and Partnership Invest Purchase Agreement between Associated Estates Realty Corporation and Ed Wayman, Larry Wright, James Cote, James, Elwood, Lanny Kalik, Louis Vogt, William T. Hughes, Jr., Gregory L. Golz, PF Funds, Inc. and MIG Development Company


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 29, 1998                      Associated Estates Realty Corporation



                                         /s/ Dennis W. Bikun
                                         -------------------
                                         Dennis W. Bikun
                                         Chief Financial Officer & Treasurer
                                         Chief Accounting Officer